Catalyst OPTI-flex Fund

a series of the Catalyst Funds

Supplement Dated November 25, 2008

to the Prospectus Dated November 3, 2008

The Board of Trustees of the Catalyst Funds has concluded, based on the recommendation of Catalyst Capital Advisors LLC, that it is in the best interests of the Catalyst OPTI-flex Fund and its shareholders that the Fund cease operations.  The Board has determined to close the Fund, and redeem all outstanding shares, on December 29, 2008.

The Fund intends to continue to pursue its stated investment objective as long as possible through the liquidation process.  The Fund may need to liquidate significant portions of its portfolio and invest in cash equivalents such as money market funds to meet redemption requests until all shares have been redeemed.  Any capital gains or dividends will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have requested payment in cash.  Shares of the Fund are otherwise not available for purchase.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO DECEMBER 29, 2008 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.  Prior to December 29, 2008, you may redeem your account, including reinvested distributions, in accordance with “How to Redeem Shares” section in the Prospectus.  If you have questions or need assistance, please contact Matrix Fund Services at 1-866-447-4228.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares.  If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year.  If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring.  If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

This Supplement and the existing Prospectus dated November 3, 2008, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated November 3, 2008 have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-866-447-4228.